Humana Inc.	Page 1 of 10
In thousands

June 30,	Percent
Ending Medical Membership	2003	2002	Difference	Change

Commercial:
Fully insured	2,350.40	2,319.60	30.8	1.3
ASO	670.3	627.5	42.8	6.8
Total Commercial	3,020.70	2,947.10	73.6	2.5

Government:
Medicare+Choice	324.2	354.1	-29.9	-8.4
Medicaid	492.7	487.9	4.8	1
TRICARE	1,750.80	1,761.00	-10.2	-0.6
TRICARE ASO	1,052.50	1,021.90	30.6	3
Total Government	3,620.20	3,624.90	-4.7	-0.1
Total ending medical membership	6,640.90	6,572.00	68.9	1

June 30,	Percent
Ending Specialty Membership	2003	2002	Difference	Change

Commercial:
Dental-fully insured	745.7	777.4	-31.7	-4.1
Dental-ASO	365.1	308.3	56.8	18.4
Total Dental	1,110.80	1,085.70	25.1	2.3
Group life	510.5	529.7	-19.2	-3.6
Short-term disability	20.7	22.8	-2.1	-9.2
Total ending specialty membership	1,642.00	1,638.20	3.8	0.2

Three months ended	Six months ended
June 30,	June 30,
Premiums	2003	2002	2003	2002

Commercial:
Fully insured medical	$1,551,619	$1,353,273	$3,088,572	$2,696,534
Specialty	78,935	83,814	157,538	166,541
Total Commercial	1,630,554	1,437,087	3,246,110	2,863,075

Government:
Medicare+Choice	630,432	662,480	1,266,274	1,334,666
Medicaid	116,005	113,234	237,235	224,487
TRICARE	536,414	530,938	1,006,735	963,323
Total Government	1,282,851	1,306,652	2,510,244	2,522,476
Total premiums	$2,913,405	$2,743,739	$5,756,354	$5,385,551

Three months ended	Six months ended
June 30,	June 30,
Administrative services fees	2003	2002	2003	2002

Commercial	$30,356	$25,576	$59,946	$50,723
Government	41,312	38,255	72,858	78,121
Total Administrative services fees	$71,668	$63,831	$132,804	$128,844

Humana Inc.	Page 2 of 10
Dollars in thousands, except per share results

---------------------------- Three months ended --------------------------

Adjusted
June 30,	Unusual	June 30,	June 30,
Consolidated Statements of Income	2003	Item	2003	2002
Revenues:
Premiums	$ 2,913,405	$ -	$ 2,913,405	$ 2,743,739
Administrative services fees	71,668	-	71,668	63,831
Investment income	43,228	(15,200)	28,028	22,681
Other income	1,657	-	1,657	1,689
Total revenues	3,029,958	(15,200)	3,014,758	2,831,940
Operating expenses:
Medical	2,444,977	-	2,444,977	2,316,188
Selling, general and administrative	448,537	-	448,537	414,433
Depreciation	25,550	-	25,550	26,306
Other intangible amortization	2,903	-	2,903	3,931
Total operating expenses	2,921,967	-	2,921,967	2,760,858
Income from operations	107,991	(15,200)	92,791	71,082
Interest expense	3,801	-	3,801	4,377
Income before income taxes	104,190	(15,200)	88,990	66,705
Provision for income taxes	34,914	(5,092)	29,822	21,346
Net income	$ 69,276	$ (10,108)	$ 59,168	$ 45,359

Basic earnings per common share	$ 0.44	$ (0.06)	$ 0.38	$ 0.28
Diluted earnings per common share	$ 0.43	$ (0.06)	$ 0.37	$ 0.27

Shares used in computing basic earnings per common share (000's)	157,395	157,395	157,395	164,853
Shares used in computing diluted earnings per common share (000's)	161,149	161,149	161,149	168,860

Key Ratios

Medical expense ratio
Commercial	83.0%	-	83.0%	83.9%
Government	85.1%	-	85.1%	85.0%
Total	83.9%	-	83.9%	84.4%

Selling, general, and administrative expense ratio
Commercial	16.8%	-	16.8%	16.4%
Government	12.7%	-	12.7%	13.0%
Total	15.0%	-	15.0%	14.8%

Humana Inc.	Page 3 of 10
Dollars in thousands, except per share results

---------------------------- Six months ended --------------------------

Adjusted
June 30,	Unusual	June 30,	June 30,
Consolidated Statements of Income	2003	Items	2003	2002
Revenues:
Premiums	$ 5,756,354	$ -	$ 5,756,354	$ 5,385,551
Administrative services fees	132,804	-	132,804	128,844
Investment income	69,045	(15,200)	53,845	46,989
Other income	3,471	-	3,471	3,138
Total revenues	5,961,674	(15,200)	5,946,474	5,564,522
Operating expenses:
Medical	4,816,411	-	4,816,411	4,510,727
Selling, general and administrative	895,582	-	895,582	849,497
Depreciation	52,759	-	52,759	52,171
Other intangible amortization	6,834	-	6,834	7,862
Restructuring charge	30,760	(30,760)	-	-
Total operating expenses	5,802,346	(30,760)	5,771,586	5,420,257
Income from operations	159,328	15,560	174,888	144,265
Interest expense	7,736	-	7,736	8,781
Income before income taxes	151,592	15,560	167,152	135,484
Provision for income taxes	51,086	6,874	57,960	43,355
Net income	$ 100,506	$ 8,686	$ 109,192	$ 92,129

Basic earnings per common share (A)	$ 0.64	$ 0.06	$ 0.69	$ 0.56
Diluted earnings per common share (A)	$ 0.62	$ 0.05	$ 0.68	$ 0.55

Shares used in computing basic earnings per common share (000's)	157,565	157,565	157,565	164,555
Shares used in computing diluted earnings per common share (000's)	160,982	160,982	160,982	168,274

Key Ratios

Medical expense ratio
Commercial	82.2%	-	82.2%	82.9%
Government	85.6%	-	85.6%	84.7%
Total	83.7%	-	83.7%	83.8%

Selling, general, and administrative expense ratio
Commercial	16.8%	-	16.8%	17.0%
Government	13.2%	-	13.2%	13.6%
Total	15.2%	-	15.2%	15.4%

(A) Mathematical differences due to rounding in earnings per share calculations.
Humana Inc.	Page 4 of 10
Dollars in thousands, except per share results

---------------------------- Three months ended --------------------------
Adjusted
June 30,	Unusual	June 30,	June 30,
Operating Results by Segment	2003	Item	2003	2002
Commercial:
Income before income taxes	$ 43,757	$ (12,423)	$ 31,334	$ 14,893
Interest expense	3,105	-	3,105	3,197
Depreciation and amortization	17,744	-	17,744	17,463
Commercial EBITDA *	64,606	(12,423)	52,183	35,553
Government:
Income before income taxes	60,433	(2,777)	57,656	51,812
Interest expense	696	-	696	1,180
Depreciation and amortization	10,709	-	10,709	12,774
Government EBITDA *	71,838	(2,777)	69,061	65,766
Consolidated:
Net income	69,276	(10,108)	59,168	45,359
Provision for income taxes	34,914	(5,092)	29,822	21,346
Income before income taxes	104,190	(15,200)	88,990	66,705
Interest expense	3,801	-	3,801	4,377
Depreciation and amortization	28,453	-	28,453	30,237
Consolidated EBITDA *	$ 136,444	$ (15,200)	$ 121,244	$ 101,319

---------------------------- Six months ended --------------------------
Adjusted
June 30,	Unusual	June 30,	June 30,
Operating Results by Segment	2003	Items	2003	2002
Commercial:
Income before income taxes	$ 80,996	$ 5,429	$ 86,425	$ 40,988
Interest expense	6,168	-	6,168	6,256
Depreciation and amortization	36,972	-	36,972	34,630
Commercial EBITDA *	124,136	5,429	129,565	81,874
Government:
Income before income taxes	70,596	10,131	80,727	94,496
Interest expense	1,568	-	1,568	2,525
Depreciation and amortization	22,621	-	22,621	25,403
Government EBITDA *	94,785	10,131	104,916	122,424
Consolidated:
Net income	100,506	8,686	109,192	92,129
Provision for income taxes	51,086	6,874	57,960	43,355
Income before income taxes	151,592	15,560	167,152	135,484
Interest expense	7,736	-	7,736	8,781
Depreciation and amortization	59,593	-	59,593	60,033
Consolidated EBITDA *	$ 218,921	$ 15,560	$ 234,481	$ 204,298

* EBITDA represents earnings (including investment and other income) before interest expense, income taxes, depreciation and amortization. EBITDA is not a measure under accounting principles generally accepted in the United States and may not be similar to EBITDA measures of other companies. We believe EBITDA is an important indicator of the cash content of the Company's operating income, and as such the quality of net income. Accordingly, we believe the most directly comparable GAAP measure is net income and, therefore, we have reconciled consolidated EBITDA to consolidated net income. Because income taxes are not allocated to the segments, we have reconciled segment EBITDA to income before income taxes.
Humana Inc.	Page 5 of 10
Dollars in thousands, except per share results

June 30,	March 31,	December 31,
Consolidated Balance Sheets	2003	2003	2002
Assets
Current assets:
Cash and cash equivalents	$ 754,942	$ 532,652	$ 721,357
Investment securities	1,399,220	1,411,356	1,405,833
Receivables, net:
Premiums	402,821	472,972	348,562
Administrative services fees	36,688	55,726	68,316
Other	223,800	258,481	250,857
Total current assets	2,817,471	2,731,187	2,794,925

Property and equipment, net	417,446	423,465	459,842

Other assets:
Long-term investment securities	329,178	312,517	288,724
Goodwill	776,874	776,874	776,874
Other	152,885	185,144	279,665
Total other assets	1,258,937	1,274,535	1,345,263
Total assets	$ 4,493,854	$ 4,429,187	$ 4,600,030
Liabilities and Stockholders' Equity
Current liabilities:
Medical and other expenses payable	$ 1,287,364	$ 1,226,043	$ 1,142,131
Trade accounts payable and accrued expenses	455,541	512,723	552,689
Book overdraft	79,536	84,579	94,882
Unearned premium revenues	100,445	117,604	335,757
Short-term debt	265,000	265,000	265,000
Total current liabilities	2,187,886	2,205,949	2,390,459
Long-term debt	334,610	334,328	339,913
Other long-term liabilities	265,098	268,131	263,184
Total liabilities	2,787,594	2,808,408	2,993,556
Commitments and contingencies
Stockholders' equity:
Preferred stock, $1 par; 10,000,000 shares authorized; none issued	-	-	-
Common stock, $0.16 2/3 par; 300,000,000 shares authorized;
172,263,921 shares issued at June 30, 2003	28,708	28,562	28,556
Capital in excess of par value	938,648	931,460	931,089
Retained earnings	821,383	752,107	720,877
Accumulated other comprehensive income	29,839	23,257	22,455
Unearned restricted stock compensation	(1,469)	(3,961)	(6,516)
Treasury stock, at cost, 10,606,303 shares at June 30, 2003	(110,849)	(110,646)	(89,987)
Total stockholders' equity	1,706,260	1,620,779	1,606,474
Total liabilities and stockholders' equity	$ 4,493,854	$ 4,429,187	$ 4,600,030

Debt to total capitalization ratio	26.0%	27.0%	27.4%

Humana Inc.	Page 6 of 10
Dollars in thousands

Three months ended	Six months ended
June 30,	June 30,
Consolidated Statements of Cash Flows	2003	2002	2003	2002
Cash flows from operating activities
Net income	$ 69,276	$ 45,359	$ 100,506	$ 92,129
Adjustments to reconcile net income to net
cash provided by operating activities:
Non-cash restructuring charge	-	-	30,760	-
Depreciation and amortization	28,453	30,237	59,593	60,033
Provision for deferred income taxes	7,408	10,158	11,054	23,038
Changes in operating assets and liabilities:
Receivables	89,189	(145,383)	40,636	(191,193)
Other assets	(28,312)	(25,330)	(22,627)	(27,728)
Medical and other expenses payable	61,321	44,326	145,233	108,303
Other liabilities	(31,057)	(5,878)	(60,069)	(16,682)
Unearned revenues	(17,159)	(4,320)	(235,312)	(242,078)
Other	(17,623)	7,053	(16,508)	10,263
Net cash provided by (used in) operating activities	161,496	(43,778)	53,266	(183,915)
Timing of Medicare+Choice premium payment from CMS	-	-	205,755	216,628
Normalized net cash provided by (used in) operating activities	161,496	(43,778)	259,021	32,713

Cash flows from investing activities
Purchases of property and equipment, net	(20,843)	(24,365)	(42,477)	(56,730)
Divestiture	-	-	-	1,109
Purchases of investment securities	(716,035)	(572,962)	(2,261,276)	(998,097)
Proceeds from maturities of investment securities	188,003	62,017	384,926	177,971
Proceeds from sales of investment securities	576,928	565,540	1,897,174	869,436
Net cash provided by (used in) investing activities	28,053	30,230	(21,653)	(6,311)

Cash flows from financing activities
Proceeds from swap exchange	31,556	-	31,556	-
Net commercial paper conduit borrowings	-	2,000	-	2,000
Change in book overdraft	(5,043)	(30,151)	(15,346)	(19,478)
Common stock repurchases	(203)	-	(21,020)	-
Other	6,431	6,517	6,782	6,984
Net cash provided by (used in) provided by financing activities	32,741	(21,634)	1,972	(10,494)

Increase (decrease) in cash and cash equivalents	222,290	(35,182)	33,585	(200,720)
Cash and cash equivalents at beginning of period	532,652	485,882	721,357	651,420
Cash and cash equivalents at end of period	$ 754,942	$ 450,700	$ 754,942	$ 450,700

Humana Inc.	Page 7 of 10

Percentage of Ending Membership Under Capitation Arrangements

Commercial Segment	Government Segment	Consol.
Fully	Total	Medicare	TRICARE	Total	Total
Insured	ASO	Segment	+Choice	Medicaid	TRICARE	ASO	Segment	Medical

June 30, 2003
Capitated HMO
hospital system based A	6.2%	-	4.8%	12.5%	2.6%	-	-	1.5%	3.0%
Capitated HMO
physician group based A	3.1%	-	2.4%	1.9%	57.5%	-	-	8.0%	5.5%
Risk-sharing B	2.9%	-	2.2%	48.1%	33.8%	-	-	8.9%	5.9%
All other membership	87.8%	100.0%	90.6%	37.5%	6.1%	100.0%	100.0%	81.6%	85.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

June 30, 2002
Capitated HMO
hospital system based A	6.7%	-	5.3%	13.3%	2.2%	-	-	1.6%	3.3%
Capitated HMO
physician group based A	3.9%	-	3.1%	3.3%	56.7%	-	-	8.0%	5.8%
Risk-sharing B	3.1%	-	2.4%	45.7%	34.3%	-	-	9.1%	6.1%
All other membership	86.3%	100.0%	89.2%	37.7%	6.8%	100.0%	100.0%	81.3%	84.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

A - In a limited number of circumstances, we contract with hospitals and physicians to accept financial risk for a defined set of HMO membership. In transferring this risk, we prepay these providers a monthly fixed-fee per member to coordinate substantially all of the medical care for their capitated HMO membership, including some health benefit administrative functions and claims processing. For these capitated HMO arrangements, we generally agree to reimbursement rates that target a medical expense ratio ranging from 82% to 89%. Providers participating in hospital-
based capitated HMO arrangements generally receive a monthly payment for all of the services within their system for their HMO membership. Providers participating in physician-based capitated HMO arrangements generally have subcontracted specialist physicians and are responsible for reimbursing such hospitals and physicians for services rendered to their HMO membership.

B - In some circumstances, we contract with physicians under risk-sharing arrangements whereby physicians have assumed some level of risk for all or a portion of the medical costs of their HMO membership. Although these arrangements do include capitation payments for services rendered, we process substantially all of the claims under these arrangements.
Humana Inc.	Page 8 of 10

Medical Claim Reserves - Details and Statistics

Change in medical and other expenses payable:

The change in medical and other expenses payable is summarized as follows:

For the Six	For the Twelve
Months Ended	Months Ended
June 30, 2003	December 31, 2002
Balances at January 1	$ 1,142,131	$ 1,086,386

Incurred related to:
Current year	4,884,188	9,125,915
Prior years - TRICARE	(29,466)	25,685	(1)
Prior years - non-TRICARE (2)	(38,311)	(13,404)
Total incurred	4,816,411	9,138,196

Paid related to:
Current year	(3,684,801)	(8,002,610)
Prior years	(986,377)	(1,079,841)
Total paid	(4,671,178)	(9,082,451)

Balances at end of period	$ 1,287,364	$ 1,142,131

(1) Changes in estimates of medical expenses payable for TRICARE may result from issues that entitle us to additional revenues derived from change orders or the bid price adjustment process, which was the case with substantially all of the unfavorable development for prior periods recognized during 2002.

(2) Changes in estimates of non-TRICARE incurred claims for prior years recognized during 2003 and 2002 related primarily to our commercial lines of business. The impact of any reduction of "incurred related to prior years" claims may be offset as we re-establish the "incurred related to current year". Our reserving practice is to consistently recognize the actuarial best estimate of our ultimate liability for our claims within a level of confidence required to meet actuarial standards. Thus, only when the release of a prior year reserve is not offset with the same level of conservatism in estimating the current year reserve will the redundancy reduce medical expense. We have consistently applied this methodology in determining our best estimate for unpaid claims liability in each period.
Humana Inc.	Page 9 of 10
Dollars in thousands

Medical Claim Reserves - Details and Statistics

Medical and Other Expenses Payable Detail:
June 30,	March 31,	December 31,
2003	2003	2002
A IBNR and other medical expenses payable	$ 778,460	$ 703,910	$ 650,606
B TRICARE IBNR	232,591	232,249	212,826
C TRICARE other medical expenses payable	24,677	30,055	37,793
D Unprocessed claim inventories	92,100	99,000	92,300
E Processed claim inventories	126,516	118,300	105,422
F Payable to pharmacy benefit administrator	33,020	42,529	43,184
Total medical and other expenses payable	$ 1,287,364	$ 1,226,043	$ 1,142,131

A IBNR represents an estimate of medical expenses payable for claims incurred but not reported (IBNR) at the balance sheet date. The level of IBNR is primarily impacted by membership levels, medical claim trends and the receipt cycle time, which represents the length of time between when a claim is initially incurred and when the claim form is received (i.e. a shorter time span results in lower reserves for claims IBNR).
B TRICARE IBNR has increased primarily due to an increase in claim inventories at our third party claim administrator for claims not submitted electronically.
C TRICARE other medical expense payable may include liabilities to subcontractors and/or risk share payables to the
Department of Defense. The level of these balances may fluctuate from period to period due to the timing of payment
(cutoff) and whether or not the balances are payables or receivables (receivables from the Department of Defense are classified as "receivables" in our balance sheet).
D Unprocessed claim inventories represent the estimated valuation of claims received but not yet fully processed.
TRICARE claim inventories are not included in this amount as an independent third party administrator processes all TRICARE medical claims on our behalf. Reserves for TRICARE claims inventory are included in TRICARE IBNR.
E Processed claim inventories represent the estimated valuation of processed claims that are in the post claim adjudication process, which consists of administrative functions such as audit and check batching and handling.
F The balance due to our pharmacy benefit administrator fluctuates due to bi-weekly payments and the month-end cutoff.

Receipt Cycle Time:
Due to increasing electronic connectivity and other efficiencies gained by our providers with regards to the claim submission process, the average length of time between when a claim was initially incurred and when the claim form was received has generally shortened over the past several years. Below is a summary:

Average # of Days from Incurred Date to Receipt Date (1)
2003	2002	Change	% Change
1st Quarter Average	17.1	19.0	(1.9)	-10.0%
2nd Quarter Average	16.7	18.1	(1.4)	-7.7%
3rd Quarter Average	-	17.3	n/a	n/a
4th Quarter Average	-	16.9	n/a	n/a
Full Year Average	16.9	17.8	(0.9)	-5.1%

(1) Receipt cycle time data for our 2 largest claim processing platforms representing approximately 90% of our claims volume.
Humana Inc.	Page 10 of 10

Medical Claim Reserves - Details and Statistics

Unprocessed Claim Inventories:
The estimated valuation and number of claims on hand that are yet to be processed are as follows:

Estimated	Number
Valuation	Claim Item	of Days
Date	(000)	Counts	On Hand

12/31/2001	$ 125,400	518,100	5.0
03/31/2002	$ 121,000	559,600	5.2
06/30/2002	$ 110,300	513,100	4.8
09/30/2002	$ 108,800	496,200	4.8
12/31/2002	$ 92,300	424,200	4.5
03/31/2003	$ 99,000	421,700	4.4
06/30/2003	$ 92,100	446,600	4.7

Days in Claims Payable (Quarterly):
A common metric for monitoring medical claim reserve levels relative to the medical claim expenses is days in claims payable, or DCP, which represents the medical claim liabilities at the end of the period divided by average medical expenses per day in the quarterly period. Since we have some providers under capitation payment arrangements (which do not require a medical claim IBNR reserve), we have also summarized this metric excluding capitation expenses.

Days	DCP
in Claims	Annual	Excluding	Annual
Quarter Ended	Payable (DCP)	Change	% Change	Capitation	Change	% Change
12/31/2001	47.4	(3.9)	-7.6%	57.1	(4.4)	-7.2%
03/31/2002	47.2	(2.3)	-4.6%	56.2	(3.4)	-5.7%
06/30/2002	46.8	(3.1)	-6.2%	55.3	(4.7)	-7.8%
09/30/2002	46.6	(2.5)	-5.1%	55.3	(3.9)	-6.6%
12/31/2002	45.2	(2.2)	-4.6%	53.3	(3.8)	-6.7%
03/31/2003	46.5	(0.7)	-1.5%	54.7	(1.5)	-2.7%
06/30/2003	47.9	1.1	2.4%	56.2	0.9	1.6%

This metric fluctuates due to all of the issues reviewed above, including the change in the receipt cycle time, the change in medical claim inventories, the change in TRICARE liability balances, and the timing of our bi-weekly payment to our pharmacy benefits administrator. An annual recap follows:

2003	2002
4th quarter-prior year	45.2	47.4
Impact of change in claim receipt cycle time	(0.3)	(2.6)
Impact of change in unprocessed claim inventories	0.0	(1.3)
Impact of changing TRICARE reserve balances	0.7	0.3
Impact of change in pharmacy payment cutoff	(0.4)	0.7
All other	2.7	0.7
Year to date-current year	47.9	45.2